UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 16, 2011

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Capital One Financial Corporation (the “Company”) hereby furnishes the information in Exhibit 99.1 hereto.

Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01	Other Events.

On June 16, 2011, the Company issued a press release announcing the execution of a Purchase and Sale Agreement, dated as of June 16, 2011, by and among the Company, ING Groep N.V., ING Bank N.V., ING Direct N.V., and ING Direct Bancorp. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated June 16, 2011

99.2	Press Release, dated June 16, 2011

Analyst Conference Call Webcast Information.

The Company will hold an analyst conference call on June 16, 2011, 5:15 PM Eastern Daylight Time. The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast via the Company’s home page (http://www.capitalone.com). Choose “Investors” to access the webcast and view and download the press release and investor presentation.

Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company’s expectations or predictions of future financial or business performance or conditions. Such forward-looking statements include, but are not limited to, statements about the projected impact and benefits of the transaction involving the Company and ING Direct, including future financial and operating results, the company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made, and the Company assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in our filings with the U.S. Securities and Exchange Commission and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; difficulties and delays in integrating the Company’s and ING Direct’s businesses or fully realizing projected cost savings and other projected benefits of the transaction; business disruption during the pendency of or following the transaction; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction; and changes in asset quality and credit risk as a result of the transaction.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: June 16, 2011	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated June 16, 2011

99.2	Press Release, dated June 16, 2011

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